Goodwill	6 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
GOODWILL

NOTE 13 – GOODWILL

For the year ended June 30, 2023, the Company completed several business combinations with total purchase consideration in aggregate was $17,374,118, among which $8,846,867 was allocated to goodwill. The Company expects to achieve significant synergies from such acquisitions which it plans to complement its existing businesses. Results of the acquired entities’ operations have been included in the Company’s consolidated financial statements since the acquisition date.

Goodwill, which is non-deductible for tax purposes, is primarily attributable to the synergies expected to be achieved from the acquisitions.

The valuations used in the purchase price allocation were determined by the Company with the assistance of independent third-party valuation firms. The valuation reports considered generally accepted valuation methodologies such as the income, market and cost approaches. As the acquirees are all private companies, the fair value estimates of pre-existing equity interests and debt investment or noncontrolling interests are based on significant inputs considered by market participants which mainly include (a) discount rate, (b) projected terminal value based on future cash flows, (c) equity multiples or enterprise value multiples of companies in the same industries and (d) adjustment for lack of control or lack of marketability.

The purchase prices allocation to the assets acquired and liabilities assumed based on their fair values were included in Note 3. Business Combinations.